UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC  20549


                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): July 25, 2007




                       Access Pharmaceuticals, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        Delaware                     0-9314                  83-0221517
------------------------    ------------------------    -------------------
(State of Incorporation)    (Commission File Number)    (I.R.S. Employer
                                                        Identification No.)


     2600 Stemmons Freeway, Suite 176, Dallas, Texas             75207
     -----------------------------------------------           ---------
        (Address of principal executive offices)               (Zip Code)


   Registrant's telephone number, including area code: (214) 905-5100
                                                       --------------



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Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

On July 25, 2007, Access Pharmaceuticals, Inc. ("Access") entered into an amendment to its 7.0% (Subject to Adjustment) Convertible Promissory Notes with Oracle Partners LP, Oracle Institutional Partners LP, SAM Oracle Investments Inc. and Oracle Offshore Ltd. agreeing to extend the maturity date of the notes to September 7, 2007 from July 27, 2007. The principal amount of the notes in the aggregate total $4,015,000.

On July 25, 2007, Access entered into an amendment to its 7.5%
Convertible Notes with SCO Capital Partners LLC, Beach Capital LLC and Lake End Capital LLC agreeing to extend the maturity date of the notes to September 6, 2007 from July 26, 2007. The principal amount of the notes in the aggregate total $6,000,000.

All other terms of the notes remain the same.


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
                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Access Pharmaceuticals, Inc.
                                                 (Registrant)

                                          By: /s/ Stephen B. Thompson
                                             ------------------
                                              Stephen B. Thompson
                                              Vice President and
                                              Chief Financial Officer

Dated July 26, 2007

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